Hennessy Technology Fund
Schedule of Investments
January 31, 2022 (Unaudited)

	Number of		% of
	Shares	Value	Net Assets
COMMON STOCKS - 97.92%
Communication Services - 3.71%
Autohome, Inc. - ADR (a)(b)	3,889	$129,582	1.81%
Hello Group, Inc. - ADR (b)	13,978	136,006	1.90%
		265,588	3.71%
Consumer Discretionary - 8.24%
Etsy, Inc. (a)	640	100,531	1.41%
Lands’ End, Inc. (a)	6,352	116,432	1.63%
Qurate Retail Group, Inc.	15,517	109,085	1.52%
Shutterstock, Inc.	1,204	116,752	1.63%
Vipshop Holdings Ltd. - ADR (a)(b)	15,733	146,474	2.05%
		589,274	8.24%
Information Technology - 85.97%
3D Systems Corp. (a)	5,794	103,713	1.45%
A10 Networks, Inc.	8,216	121,597	1.70%
Advanced Micro Devices, Inc. (a)	898	102,596	1.44%
Amkor Technology, Inc.	4,908	108,074	1.51%
Apple, Inc.	705	123,220	1.72%
Arrow Electronics, Inc. (a)	919	113,956	1.59%
ASML Holding NV (a)(b)	163	110,384	1.54%
Atlassian Corp. PLC (a)(b)	386	125,195	1.75%
Autodesk, Inc. (a)	461	115,153	1.61%
Box, Inc. (a)	4,843	126,548	1.77%
Calix, Inc. (a)	1,728	86,884	1.22%
CDW Corp.	607	114,753	1.60%
Citrix Systems, Inc.	1,268	129,260	1.81%
CommVault Systems, Inc. (a)	1,834	123,722	1.73%
Dell Technologies, Inc. (a)	2,143	121,744	1.70%
DocuSign, Inc. (a)	830	104,389	1.46%
Dropbox, Inc. (a)	5,147	127,388	1.78%
EverCommerce, Inc. (a)	8,518	102,386	1.43%
Extreme Networks, Inc. (a)	8,141	103,309	1.45%
Fair Isaac Corp. (a)	285	141,072	1.97%
Flex Ltd. (a)(b)	6,737	109,005	1.52%
Fortinet, Inc. (a)	405	120,382	1.68%
Hewlett Packard Enterprise Co.	7,333	119,748	1.67%
Immersion Corp. (a)	21,620	111,775	1.56%
Intel Corp.	2,277	111,163	1.55%
Jabil, Inc.	1,760	108,222	1.51%
Kimball Electronics, Inc. (a)	5,501	108,865	1.52%
KLA-Tencor Corp.	291	113,278	1.58%
Kulicke & Soffa Industries, Inc.	1,996	109,161	1.53%
Lam Research Corp.	178	105,006	1.47%
Mastercard, Inc., Class A	333	128,664	1.80%
Microsoft Corp.	392	121,904	1.70%
NetApp, Inc.	1,369	118,432	1.66%
Oracle Corp.	1,407	114,192	1.60%
Palo Alto Networks, Inc. (a)	244	126,246	1.77%
Paymentus Holdings, Inc. (a)	4,337	113,976	1.59%
QIWI PLC - ADR (b)	15,383	114,911	1.61%
QUALCOMM, Inc.	656	115,298	1.61%
Qualtrics International, Inc. (a)	4,052	118,602	1.66%
Sanmina Corp. (a)	2,950	111,569	1.56%
Seagate Technology Holdings PLC (b)	1,081	115,829	1.62%
ServiceNow, Inc. (a)	210	123,014	1.72%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (b)	979	120,055	1.68%
TD SYNNEX Corp.	1,061	110,949	1.55%
Telefonaktiebolaget LM Ericsson - ADR (b)	11,441	141,640	1.98%
Teradata Corp. (a)	2,946	118,842	1.66%
Teradyne, Inc.	762	89,482	1.25%
Texas Instruments, Inc.	661	118,643	1.66%
The Western Union Co.	6,707	126,829	1.77%
Vishay Intertechnology, Inc.	5,631	116,618	1.63%
Vontier Corp.	4,016	112,890	1.58%
Zeta Global Holdings Corp. (a)	15,694	145,326	2.03%
Zoom Video Communications, Inc. (a)	677	104,448	1.46%
		6,150,307	85.97%
Total Common Stocks (Cost $6,699,663)		7,005,169	97.92%

SHORT-TERM INVESTMENTS - 2.08%
Money Market Funds - 2.08%
First American Government Obligations Fund, Institutional Class, 0.03% (c)	148,657	148,657	2.08%
Total Short-Term Investments (Cost $148,657)		148,657	2.08%

Total Investments (Cost $6,848,320) - 100.00%		7,153,826	100.00%
Liabilities in Excess of Other Assets - 0.00%		(227)	0.00%
TOTAL NET ASSETS - 100.00%		$7,153,599	100.00%

Percentages are stated as a percent of net assets.

ADR — American Depositary Receipt
PLC — Public Limited Company
(a) Non-income-producing security.
(b) U.S.-traded security of a foreign corporation.
(c) The rate listed is the fund's seven-day yield as of January 31, 2022.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2022
The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.
These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2022, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$265,588	$–	$–	$265,588
Consumer Discretionary	589,274	–	–	589,274
Information Technology	6,150,307	–	–	6,150,307
Total Common Stocks	$7,005,169	$–	$–	$7,005,169

Short-Term Investments
Money Market Funds	$148,657	$–	$–	$148,657
Total Short-Term Investments	$148,657	$–	$–	$148,657

Total Investments	$7,153,826	$–	$–	$7,153,826